SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                JANUARY 27, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission             IRS Employer
jurisdiction                      File Number            Identification
of incorporation                                         Number

Delaware                            1-3492               No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On January 27, 2000 registrant issued a press release entitled "Halliburton Reaches Conclusion on Pricing, Execution Plan and Delivery Schedule for $2.5 Billion Barracuda and Caratinga Developments Offshore Brazil," pertaining to, among other things, the announcement that registrant has reach an advanced stage towards a conclusion with Barracuda & Caratinga Development Corporation (BCDC) for the development of both the Barracuda and the Caratinga offshore fields in Brazil, resulting in a satisfactory price for BCDC and an agreed execution plan and delivery schedule. Subject to the completion of financing for the project, final negotiations are scheduled to be complete in late February, and the contract, valued at more than $2.5 billion, is anticipated to be signed in late March with both Brown & Root Energy Services and Halliburton Energy Services business units carrying out the performance of the contract.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated January 27, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    February 4, 2000              By:  /s/  John M. Allen
                                          -------------------------------
                                                 John M. Allen
                                                 Assistant Secretary







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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           January 27, 2000
                           Incorporated by Reference







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